Estimates of future earnings are by definition, and certain other matters discussed in this presentation may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Sunrise believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurances that its expectations will be realized. Sunrise's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to, its ability to successfully complete The Fountains transaction and integrate it into the Company's operations, development and construction risks, acquisition risks, licensing risks, business conditions, competition, changes in interest rates, our ability to manage our expenses as a percentage of revenues under management, market factors that could affect the value of our properties, the risks of downturns in economic conditions generally, satisfaction of closing conditions and availability of financing for development and acquisitions. These and other risks are detailed in the Company's annual report on Form 10-K filed with the Securities and Exchange Commission. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. SUNRISE SENIOR LIVING

SUNRISE SENIOR LIVING CORPORATE OVERVIEW Founded in 1981 Pioneered resident-centered senior care model Concentrated in top North American and European markets Deep and experienced team: 35,000 plus Largest senior living provider 380 communities open (resident capacity of 43,000) Strong development and acquisition pipeline 33 communities under construction (resident capacity of 2,900) 19 communities under contract (resident capacity of 5,000) 94% of resident fees from private pay sources Management services business model

STRONG DEMOGRAPHIC TRENDS Years 2000-2010 +85 Population 34 U.S. Population 9 Source: U.S. Census Bureau Demographic Growth 5.8 Million

STRONG DEMOGRAPHIC TRENDS 70-74 75-79 80-84 85-89 90 & Over Men 17 24 26 48 79 Women 20 28 38 55 62 Source: Joint Center for Housing Studies of Harvard University Seniors' Need for Assistance Rises Dramatically with Age (percent needing assistance with at least one activity of daily living)

SENIOR HOUSING SUPPLY Source: American Seniors Housing Association, Senior Housing Statistical Handbook, Edition IV . Units/Beds include communities open and under construction.

MORE SENIORS CAN AFFORD SUNRISE Net Worth Distribution for Age 75 or Older, 2000 Percentage of Over 75 Household Income Greater Than or Less Than $15,000 Sources: U.S. Census Bureau, 2003; U.S. Census Bureau, 2000 1994 2003 Under $15,000 0.51 0.37 Over $15,000 0.49 0.63 1st 2nd 3rd 4th 5th Median Net Worth (in thousands) 46 116 226 323 569 Quintiles

SENIOR LIVING AND HOSPITALITY INDUSTRY COMPARISON Annual Revenue Estimates Lodging + Food / Beverage Seniors Housing & Care 85.6 106.8 Lodging Seniors Housing & Care 1744000 1754000 Direct Employment Lodging Seniors Housing & Care 33575 52579 National Estimates of the Number of Properties Sources: Urban Land Institute, National Multi Housing Council, U.S. Census Bureau, Smith Travel Research, PricewaterhouseCoopers, NIC, Bureau of Labor Statistics. $106.8 $85.6

KEYS TO SUCCESS EXCELLENCE IN OPERATIONS CLUSTERING IN MAJOR METRO AREAS FOCUS ON ENVIRONMENT MANAGEMENT SERVICES BUSINESS MODEL $ Deep markets Regional infrastructure Top zip codes Warm, residential design Award-winning architecture Purpose-built Resident centered Training programs Mission oriented Strong cash balances Low leverage Strong credit

RESIDENT-CENTERED SENIOR LIVING RESIDENT-CENTERED SENIOR LIVING

EXCELLENCE IN OPERATIONS Community based staff - 34,000 Regional and headquarters support staff - 1,000 Continuous improvement focus Leadership development programs Five Star training program Mystery shopping Surveys $72 million of corporate G&A (2004 estimate)

Over 400 Locations in Largest Domestic & Intl. Markets New York Los Angeles Chicago Philadelphia San Francisco Boston Dallas Washington Atlanta Detroit Houston Seattle Tampa Minneapolis Cleveland Phoenix Miami Orlando Denver Pittsburgh St. Louis Baltimore Indianapolis San Diego Hartford Charlotte Raleigh U.S. Markets International Markets London Vancouver Toronto MAJOR METROPOLITAN FOCUS Hamburg Bonn

REVENUES UNDER MANAGEMENT COMPOSITION Managed Owned Leased 52 33 15 * Data as of September 30, 2004 $1.8 Billion Revenues Under Management Run-Rate * Leased $66 Managed $235 15% 52% Owned $150 33% (Dollars in millions)

Revenue & earnings from long-term management contracts Stable/predictable revenue stream, with upside potential Reduced earnings volatility Development and acquisitions with capital partners Higher return on equity Little debt Reduced risk profile (capital, construction, & fill-up risk shared) Simplified story and better valuation MANAGEMENT SERVICES BUSINESS MODEL

MANAGEMENT CONTRACT ECONOMICS * Operating expense reimbursement of $3.6M will be reflected in the management services revenue and expense lines on the income statement (cost plus accounting) (Dollars in 000s)

REAL ESTATE CAPITAL PARTNERS AEW/ CalPERS Carlyle Group CNL Crescent Capital CSFB Investcorp Sunrise Senior Living REIT JPMorgan Fleming Pramerica Prudential Public Pension Funds

SUNRISE REAL ESTATE INVESMENT TRUST (SZR-UN.TO) IPO December 2004 Acquired 24 communities from Sunrise and Sunrise joint ventures (nine in Canada, 15 in U.S.) Nine development projects committed by Sunrise in 2005 Right of first offer on Canadian senior living development or acquisition opportunities Low cost of capital source REIT able to develop and acquire properties 30-year strategic alliance agreement Right to manage all REIT properties Exit alternative for existing joint venture partners Efficient long-term holder of real estate Overview REIT Advantages to Sunrise

5% + New Management Services Opportunities 5% - 6% New Construction 4% - 6% Internal Growth GROWTH DRIVERS Growth in management fees and contribution from consolidated and minority owned portfolio through revenue increases from occupancy and rate growth and new services Control expenses to enhance profitability 25-35 new communities per year Top 30 U.S. markets International - UK, Germany & Canada Additional product lines (AL, IL, CCRCs) 15+ new management contracts per year Selective acquisitions with financial partners Deep experience in multiple product lines 15% + Growth Target 5% 10% 15%

Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Revenue 0.063 0.074 0.081 0.086 0.075 SAME STORE REVENUE GROWTH - DRIVES HIGHER MANAGEMENT FEES * * Same store owned portfolio consists of all communities in which Sunrise has an ownership interest and that were stabilized in prior year comparable periods - approximately 150 communities

2001 2002 2003 2004 2005E United States 14 16 13 18 25 Europe 2 0 4 6 10 NEW CONSTRUCTION STARTS 2 0 4 6 10 16 16 17 24 35 (Capacity) (1,282) (1,423) (1,468) (3,715) (2,035)

THE FOUNTAINS ACQUISITION SUMMARY 19 communities; $175M in revenues under management 5,000 resident capacity 80% / 20% joint venture with real estate capital partner $508M aggregate purchase price Transaction expected to close mid-2005

THE FOUNTAINS ACQUISITION SUMMARY Attractive portfolio of independent full-service communities High per-property revenue generates strong management fees Pipeline of development opportunities Expands CCRC business - builds upon momentum from Marriott acquisition Great cultural fit - resident focused and high quality care Leverages existing operational infrastructure

RESIDENT CAPACITY SUMMARY Assisted living Independent living skilled nursing 66 25 9 Resident Capacity by Service Type * Skilled Nursing 9% Assisted Living 66% Independent Living 25% * Pro Forma combined data to reflect The Fountains acquisition announced on 1/19/05

'00 '01 '02 '03 '04E Resident Capacity 12.9 14.8 16.6 42.8 45.9 '00 '01 '02 '03 '04E Communities 164 186 209 373 413 CAGR = 26% CAGR = 37% Communities Operated Resident Capacity Operated (In thousands) SUNRISE IS SERVING MORE SENIORS

2000 2001 2002 2003 2004E EPS 400 497 598 1383 1850 CAGR = 45% (Dollars in millions) REVENUE UNDER MANAGEMENT *Revenue under management is equal to revenues generated by Sunrise consolidated communities, communities owned in joint ventures and communities owned by third parties that are managed by Sunrise.

2000 2001 2002 2003 2004E EPS 0.069 0.066 0.062 0.045 0.04 G&A AS A PERCENTAGE OF REVENUE UNDER MANAGEMENT* *Revenue under management is equal to revenues generated by Sunrise consolidated communities, communities owned in joint ventures and communities owned by third parties that are managed by Sunrise. **G&A excludes $11 million of one-time transition costs in 2003. Including transition costs, G&A would have been 5.3% of revenue under management. *** G&A excludes $800,000 of unusual hurricane costs in 2004. Including hurricane costs, G&A would have been 4.1% of revenue under management 290 bp Decrease

2000 2001 2002 2003 3Q04 Debt 0.6 0.54 0.41 0.22 0.23 DEBT as a % of total assets -$433 million SOLID FINANCIAL PERFORMANCE

2002 2003 2004E 2005E EPS 0.5 1 1.6 1.87 CAGR = 55% "CORE" EARNINGS PER SHARE GROWTH *2002 "core" EPS equal to GAAP EPS of $2.23 per share, less income from property sales of $74 million or $1.73 per share. *2003 "core" EPS equal to GAAP EPS of $2.63 per share, less income from property sales of $76 million or $1.90 per share, plus transition expenses of $11 million or $0.28 per share *2004 "core" EPS equal to mid-point of Company guidance ($2.24 per share), less income from property sales of $25 million or $0.64 per share. *2005 EPS equal to mid-point of Company guidance, does not assume any income from property sales and does not reflect any possible change in accounting rules, for example, the expensing of stock options.

Industry leader in growing senior living field Deep and experienced team: 35,000 plus Attractive fundamentals Fragmented industry High barriers to entry Strong financial position Predictable growth Management services model WHY SUNRISE?

Formed Sunrise REIT: SZR-UN.TO (12/23/04) Formed development joint venture with JPMorgan Fleming Asset Management (12/23/04) Announced The Fountains acquisition (1/19/05) Increased European development funding to $865 million (1/14/05) Opened first German community (1/31/05) RECENT DEVELOPMENTS